SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                September 4, 1997
                        (Date of earliest event reported)


                               The DII Group, Inc.
             (Exact name of registrant as specified in its charter)


             Delaware                0-21374              84-1224426
  (State or other jurisdiction    (Commission           (IRS Employer
        of incorporation)         File Number)        Identification No.)


                             6273 Monarch Park Place
                                    Suite 200
                              Niwot, Colorado 80503
              (Address and zip code of principal executive offices)


                                 (303) 652-2221
              (Registrant's telephone number, including area code)


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Item 4.  Changes In Registrant's Certifying Accountant.

         KPMG Peat Marwick LLP was previously the principal accountants for The DII Group, Inc. On September 4, 1997, that firm's appointment as principal accountants was terminated and Deloitte & Touche LLP was engaged as principal accountants. The decision to change accountants was approved by the Audit Committee of the Board of Directors.

         During the registrant's two most recent fiscal years and the subsequent interim periods preceding such dismissal, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements if not resolved to their satisfaction would have caused them to make reference thereof in connection with their reports.


         None of the "reportable events" described under Item 304(a)(1)(v) of Regulation S-K occurred within the registrant's two most recent fiscal years and the subsequent interim periods preceding September 4, 1997.

         The audit reports of KPMG Peat Marwick LLP on the consolidated financial statements of The DII Group, Inc. and subsidiaries as of and for the 52 weeks ended December 29, 1996 and the year ended December 31, 1995 did not contain any adverse opinion, or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from KPMG Peat Marwick LLP is attached as exhibit 16.1.

          In August 1996 a subsidiary of the Company merged with and into Orbit Semiconductor, Inc. Deloitte & Touche LLP reported on the consolidated financial statements of Orbit Semiconductor, Inc. for the year ended December 31, 1995 (the "Orbit Statements"). Except for the Orbit Statements, during the registrant's two most recent fiscal years and the subsequent interim periods, Deloitte & Touche LLP has not been engaged as an independent accountant to audit either registrant's financial statements or the financial statements of any of its subsidiaries, nor has it been consulted regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements.



Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

         16.1 Letter dated September 10, 1997 from KPMG Peat Marwick LLP to the Registrant

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            The DII Group, Inc.




Date: September 10, 1997                    By:   /s/ Thomas J. Smach
                                               ---------------------------------
                                            Name:    Thomas J. Smach
                                            Title:   Chief Financial Officer